INCOME TAXES	12 Months Ended
Feb. 28, 2011
Notes to Financial Statements
INCOME TAXES

15           INCOME TAXES

Deferred income taxes reflect the tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The components of the net deferred income tax assets are approximately as follows:

	2011	2010
Deferred income tax assets
Equipment	$34,000	$34,000
Net operating loss and credit carry forwards	8,329,000	7,375,000

Gross deferred tax assets	8,363,000	7,409,000
Valuation allowance	(8,363,000)	(7,409,000)
	$-	$-

As at February 28, 2011, the Company’s net operating loss carry-forwards for income tax purposes were approximately $21,172,000 (February 28, 2010 - $18,672,000). If not utilized, they will start to expire in 2017.